UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):      January 20, 2016

ANIXTER INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	94-1658138
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Commission File Number: 001-10212

2301 Patriot Blvd.
Glenview, Illinois 60026
(224) 521-8000
(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

In the third quarter of 2014, Anixter International Inc.'s wholly-owned operating subsidiary (sometimes referred to herein as "we", "our" and the "Company"), acquired all of the outstanding shares of Tri-Northern Acquisition Holdings, Inc. ("Tri-Ed"). During the second quarter of 2015, we closed the sale of our OEM Supply - Fasteners ("Fasteners") business and in the fourth quarter of 2015, we completed the acquisition of the HD Supply Power Solutions Business ("Power Solutions"). Beginning in the fourth quarter of 2012 and through the first quarter of 2015, the Company's reporting units were consistent with its operating segments of Enterprise Cabling & Security Solutions ("ECS"), Electrical and Electronic Wire & Cable ("W&C"), and Fasteners. When we closed the sale of the Fasteners business in the second quarter of 2015, our remaining operating segments were ECS and W&C and our Fasteners business was reported as discontinued operations.

In the fourth quarter of 2015, in connection with the acquisition of Power Solutions, our historical ECS segment was renamed to Network & Security Solutions ("NSS"). The low voltage business of Power Solutions was combined with our historical W&C segment and renamed Electrical & Electronic Solutions ("EES"). The high voltage business of Power Solutions forms the Utility Power Solutions ("UPS") segment. Certain unaudited pro forma financial information has been posted to our website, www.anixter.com/investor, to reflect our new segment structure. This information has been prepared to give the effect to the acquisitions of Tri-Ed and Power Solutions and our divestiture of the Fasteners business. The unaudited pro forma financial information is based upon the historical financial statements of the Company, Tri-Ed and Power Solutions. We have also revised prior periods so that the historical results are comparable to our results from continuing operations as a result of the sale of our Fastener business.

In addition to reported results in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"), this information includes certain financial measures computed using non-GAAP components as defined by the Securities and Exchange Commission. We believe that by reporting this information both management and investors are provided with meaningful information to understand and analyze our underlying trends and other aspects of our financial performance related to our continuing operations.

From time to time, we may update this information on our website. This information is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ANIXTER INTERNATIONAL INC.

Dated:	January 20, 2016	By: /s/ Theodore A. Dosch
Theodore A. Dosch
Executive Vice President - Finance
and Chief Financial Officer